                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                               Distribution Date: 09/15/2000

Section 5.2 - Supplement                                      Class A          Class B           Collateral              Total
------------------------                                      -------          -------           ----------              -----
(i)     Monthly Principal Distributed                               0.00            0.00                0.00                 0.00

(ii)    Monthly Interest Distributed                        8,135,993.06      700,097.27          935,655.20         9,771,745.53
        Deficiency Amounts                                          0.00            0.00                                     0.00
        Additional Interest                                         0.00            0.00                                     0.00
        Accrued and Unpaid Interest                                                                     0.00                 0.00

(iii)   Collections of Principal Receivables              211,078,835.32   17,589,802.43       22,615,690.01       251,284,327.76

(iv)    Collections of Finance Charge Receivables          23,386,238.46    1,948,842.07        2,505,679.54        27,840,760.07

(v)     Aggregate Amount of Principal Receivables                                                               20,932,547,668.82

                   Investor Interest                    1,400,000,000.00  116,666,000.00      150,000,666.67     1,666,666,666.67
                   Adjusted Interest                    1,400,000,000.00  116,666,000.00      150,000,666.67     1,666,666,666.67

                                         Series
        Floating Investor Percentage      7.96%                    84.00%           7.00%               9.00%              100.00%
        Fixed Investor Percentage         7.96%                    84.00%           7.00%               9.00%              100.00%

(vi)    Receivables Delinquent (As % of Total
          Receivables)
                   Current                                                                                                  96.14%
                   30 to 59 days                                                                                             1.29%
                   60 to 89 days                                                                                             0.88%
                   90 or more days                                                                                           1.69%
                                                                                                                          --------
                     Total Receivables                                                                                     100.00%

(vii)   Investor Default Amount                             6,519,216.43      543,264.93          698,490.58         7,760,971.94

(viii)  Investor Charge-Offs                                        0.00            0.00                0.00                 0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                  0.00            0.00                0.00

(x)     Servicing Fee                                       1,166,666.67       97,221.67          125,000.56         1,388,888.89

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                      14.46%

(xii)   Reallocated Monthly Principal                                               0.00                0.00                 0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    1,400,000,000.00  116,666,000.00      150,000,666.67     1,666,666,666.67

(xiv)   LIBOR                                                                                                             6.61875%

(xv)    Principal Funding Account Balance                                                                                    0.00

(xvii)  Accumulation Shortfall                                                                                               0.00

(xviii) Principal Funding Investment Proceeds                                                                                0.00

(xx)    Principal Investment Funding Shortfall                                                                               0.00

(xxi)   Available Funds                                    22,219,571.80    1,851,620.40        2,380,678.99        26,451,871.19

(xxii)  Certificate Rate                                         6.74875%        6.96875%            7.24375%


        By:
             -------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                               Distribution Date: 09/15/2000

Section 5.2 - Supplement                                      Class A          Class B           Collateral              Total
------------------------                                      -------          -------           ----------              -----
(i)      Monthly Principal Distributed                              0.00            0.00                0.00                 0.00

(ii)     Monthly Interest Distributed                       6,643,526.04      570,129.82          771,225.11         7,984,880.97
         Deficiency Amounts                                         0.00            0.00                                     0.00
         Additional Interest                                        0.00            0.00                                     0.00
         Accrued and Unpaid Interest                                                                    0.00                 0.00

(iii)    Collections of Principal Receivables             173,386,186.15   14,448,798.59       18,577,141.62       206,412,126.37

(iv)     Collections of Finance Charge Receivables         19,210,124.45    1,600,838.14        2,058,233.19        22,869,195.77

(v)      Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                      Investor Interest                 1,150,000,000.00   95,833,000.00      123,214,619.00     1,369,047,619.00
                      Adjusted Interest                 1,150,000,000.00   95,833,000.00      123,214,619.00     1,369,047,619.00

                                             Series
         Floating Investor Percentage        6.54%                 84.00%           7.00%               9.00%               100.00%
         Fixed Investor Percentage           6.54%                 84.00%           7.00%               9.00%               100.00%

(vi)     Receivables Delinquent (As % of Total
            Receivables)
                   Current                                                                                                   96.14%
                   30 to 59 days                                                                                              1.29%
                   60 to 89 days                                                                                              0.88%
                   90 or more days                                                                                            1.69%
                                                                                                                           --------
                     Total Receivables                                                                                      100.00%

(vii)    Investor Default Amount                            5,355,070.64      446,254.33          573,759.12          6,375,084.10

(viii)   Investor Charge-Offs                                       0.00            0.00                0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                 0.00            0.00                0.00

(x)      Servicing Fee                                        958,333.33       79,860.83          102,678.85          1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      14.46%

(xii)    Reallocated Monthly Principal                                              0.00                0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)   1,150,000,000.00   95,833,000.00      123,214,619.00      1,369,047,619.00

(xiv)    LIBOR                                                                                                             6.61875%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                   18,251,791.12    1,520,977.30        1,955,554.34         21,728,322.76

(xxii)   Certificate Rate                                        6.70875%        6.90875%            7.26875%


               By:
                   ---------------------------------------------
             Name: Patricia M. Garvey
            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-2

                                              Distribution Date: 09/15/2000
                                                    Period Type: Accumulation



Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)      Monthly Principal Distributed                            0.00      85,227,000.00      51,136,364.00        136,363,364.00

(ii)     Monthly Interest Distributed                             0.00         458,095.13         306,862.57            764,957.70
         Deficiency Amounts                                       0.00               0.00                                     0.00
         Additional Interest                                      0.00               0.00                                     0.00
         Accrued and Unpaid Interest                                                                    0.00                  0.00

(iii)    Collections of Principal Receivables           226,155,894.98      12,849,725.64      17,989,714.65        256,995,335.28

(iv)     Collections of Finance Charge Receivables                0.00       1,423,670.68         854,205.14          2,277,875.82

(v)      Aggregate Amount of Principal Receivables                                                               20,932,547,668.82

                      Investor Interest                           0.00      85,227,000.00      51,136,364.00        136,363,364.00
                      Adjusted Interest                           0.00      85,227,000.00      51,136,364.00        136,363,364.00

                                             Series
         Floating Investor Percentage         0.65%               0.00%             62.50%             37.50%               100.00%
         Fixed Investor Percentage            8.14%              88.00%              5.00%              7.00%               100.00%

(vi)     Receivables Delinquent (As % of Total
           Receivables)
                   Current                                                                                                   96.14%
                   30 to 59 days                                                                                              1.29%
                   60 to 89 days                                                                                              0.88%
                   90 or more days                                                                                            1.69%
                                                                                                                            -------
                     Total Receivables                                                                                      100.00%

(vii)    Investor Default Amount                                  0.00         396,866.61         238,120.73            634,987.35

(viii)   Investor Charge-Offs                                     0.00               0.00               0.00                  0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions               0.00               0.00               0.00

(x)      Servicing Fee                                            0.00          71,022.50          42,613.64            113,636.14

(xi)     Portfolio Yield (Net of Defaulted Receivables)                                                                      14.46%

(xii)    Reallocated Monthly Principal                                               0.00               0.00                  0.00

(xiii)   Closing Investor Interest (Class A Adjusted)             0.00               0.00               0.00                  0.00

(xiv)    LIBOR                                                                                                             6.61875%

(xv)     Principal Funding Account Balance                                                                                    0.00

(xvii)   Accumulation Shortfall                                                                                               0.00

(xviii)  Principal Funding Investment Proceeds                                                                                0.00

(xx)     Principal Investment Funding Shortfall                                                                               0.00

(xxi)    Available Funds                                        324.22       1,352,648.18         811,591.51           2,164,533.90

(xxii)   Certificate Rate                                      6.30000%           6.45000%           7.11875%


        By:
             -------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-3

                                              Distribution Date: 09/15/2000
                                                    Period Type: Amortization



Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)     Monthly Principal Distributed                    19,225,000.00               0.00       1,901,373.63         21,126,373.63

(ii)    Monthly Interest Distributed                      2,189,818.13         125,016.08          94,185.84          2,409,020.05
        Deficiency Amounts                                        0.00               0.00                                     0.00
        Additional Interest                                       0.00               0.00                                     0.00
        Accrued and Unpaid Interest                                                                     0.00                  0.00

(iii)   Collections of Principal Receivables             37,692,649.16       3,141,003.84       4,038,548.44         44,872,201.44

(iv)    Collections of Finance Charge Receivables         2,159,050.94         348,003.93         247,950.48          2,755,005.36

(v)     Aggregate Amount of Principal Receivables                                                                20,932,547,668.82

                Investor Interest                       129,250,000.00      20,833,000.00      14,843,373.63        164,926,373.63
                Adjusted Interest                       129,250,000.00      20,833,000.00      14,843,373.63        164,926,373.63

                                             Series
        Floating Investor Percentage           0.79%             78.37%             12.63%              9.00%               100.00%
        Fixed Investor Percentage              1.42%             84.00%              7.00%              9.00%               100.00%

(vi)    Receivables Delinquent (As % of Total
          Receivables)
                   Current                                                                                                   96.14%
                   30 to 59 days                                                                                              1.29%
                   60 to 89 days                                                                                              0.88%
                   90 or more days                                                                                            1.69%
                                                                                                                           --------
                        Total Receivables                                                                                   100.00%

(vii)   Investor Default Amount                             601,863.37          97,010.60          69,119.40            767,993.38

(viii)  Investor Charge-Offs                                      0.00               0.00               0.00                  0.00

(ix)    Reimbursed Investor Charge-Offs/Reductions                0.00               0.00               0.00

(x)     Servicing Fee                                       107,708.33          17,360.83          12,369.48            137,438.64

(xi)    Portfolio Yield (Net of Defaulted Receivables)                                                                       14.51%

(xii)   Reallocated Monthly Principal                                                0.00               0.00                  0.00

(xiii)  Closing Investor Interest (Class A Adjusted)    110,025,000.00      20,833,000.00      12,942,000.00        143,800,000.00

(xiv)   LIBOR                                                                                                              6.61875%

(xv)    Principal Funding Account Balance                                                                                     0.00

(xvi)   Interest Funding Account Balance                  1,459,878.75                                                1,459,878.75

(xvi)   Accumulation Shortfall                                                                                                0.00

(xvii)  Principal Funding Investment Proceeds                                                                                 0.00

(xviii) Principal Investment Funding Shortfall                                                                                0.00

(xix)   Interest Funding Account Investment Proceeds                                                                      7,888.77

(xix)   Available Funds                                   3,519,110.13         330,643.10         235,581.00          4,085,334.23

(xx)    Certificate Rate                                       6.77700%           6.96875%           7.36875%


        By:
              -----------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-4


                                              Distribution Date: 09/15/2000
                                                    Period Type: Revolving


Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    3,502,354.17         300,473.96         396,149.56          4,198,977.68
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00                                     0.00
          Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)     Collections of Principal Receivables           90,462,357.99       7,538,529.83       9,692,395.61        107,693,283.43

(iv)      Collections of Finance Charge Receivables      10,022,673.63         835,222.80       1,073,857.90         11,931,754.33

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82


                   Investor Interest                    600,000,000.00      50,000,000.00      64,285,715.00        714,285,715.00
                   Adjusted Interest                    600,000,000.00      50,000,000.00      64,285,715.00        714,285,715.00
                                              Series
          Floating Investor Percentage         3.41%             84.00%              7.00%              9.00%               100.00%
          Fixed Investor Percentage            3.41%             84.00%              7.00%              9.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                            -------
                              Total Receivables                                                                             100.00%

(vii)     Investor Default Amount                         2,793,949.90         232,829.16         299,351.78          3,326,130.84

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     500,000.00          41,666.67          53,571.43            595,238.10

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  600,000,000.00      50,000,000.00      64,285,715.00        714,285,715.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                 9,522,673.63         793,556.14       1,020,286.47         11,336,516.23

(xxii)    Certificate Rate                                     6.77875%           6.97875%           7.21875%


          By:
                 --------------------------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-5

                                               Distribution Date: 09/15/2000
                                                     Period Type: Revolving

Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    2,580,833.33         151,230.58         248,946.08          2,981,009.99
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00               0.00                  0.00
          Accrued and Unpaid Interest                                                                                         0.00

(iii)     Collections of Principal Receivables           75,385,298.33       4,283,241.88       5,996,571.65         85,665,111.86

(iv)      Collections of Finance Charge Receivables       8,352,228.02         474,556.89         664,383.31          9,491,168.22

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                    Investor Interest                   500,000,000.00      28,409,000.00      39,772,819.00        568,181,819.00
                    Adjusted Interest                   500,000,000.00      28,409,000.00      39,772,819.00        568,181,819.00
                                           Series
          Floating Investor Percentage      2.71%                88.00%              5.00%              7.00%               100.00%
          Fixed Investor Percentage         2.71%                88.00%              5.00%              7.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                           --------
                                Total Receivables                                                                           100.00%

(vii)     Investor Default Amount                         2,328,291.58         132,288.87         185,205.44           2,645,785.89

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                   0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     416,666.67          23,674.17          33,144.02            473,484.85

(xi)      Portfolio Yield (Net of Defaulted
            Receivables)                                                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A
            Adjusted)                                   500,000,000.00      28,409,000.00      39,772,819.00        568,181,819.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                 7,935,561.36         450,882.73         631,239.29          9,017,683.37

(xxii)    Certificate Rate                                     6.19400%           6.38800%          7.26875%


          By:
                  --------------------------------------------------
          Name:   Patricia M. Garvey
          Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-2

                                               Distribution Date: 09/15/2000
                                                     Period Type: Amortization


Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)         Monthly Principal Distributed                         0.00               0.00               0.00                  0.00

(ii)        Monthly Interest Distributed                          0.00         394,313.19         523,590.39            917,903.57
            Deficiency Amounts                                    0.00               0.00                                     0.00
            Additional Interest                                   0.00               0.00                                     0.00
            Accrued and Unpaid Interest                                                                 0.00                  0.00

(iii)       Collections of Principal Receivables        120,616,477.32      10,051,272.60      12,923,294.61        143,591,044.53

(iv)        Collections of Finance Charge Receivables    13,363,564.84       1,113,619.27       1,431,821.66         15,909,005.77

(v)         Aggregate Amount of Principal Receivables                                                            20,932,547,668.82

                      Investor Interest                 800,000,000.00      66,666,000.00      85,714,953.00        952,380,953.00
                      Adjusted Interest                 800,000,000.00      66,666,000.00      85,714,953.00        952,380,953.00

                                            Series
            Floating Investor Percentage     4.55%               84.00%              7.00%              9.00%               100.00%
            Fixed Investor Percentage        4.55%               84.00%              7.00%              9.00%               100.00%

(vi)        Receivables Delinquent (As % of Total
              Receivables)
                            Current                                                                                          96.14%
                            30 to 59 days                                                                                     1.29%
                            60 to 89 days                                                                                     0.88%
                            90 or more days                                                                                   1.69%
                                                                                                                           --------
                                   Total Receivables                                                                        100.00%

(vii)       Investor Default Amount                       3,725,266.53         310,435.77         399,138.81          4,434,841.11

(viii)      Investor Charge-Offs                                  0.00               0.00               0.00                  0.00

(ix)        Reimbursed Investor Charge-Offs/Reductions            0.00               0.00               0.00

(x)         Servicing Fee                                   666,666.67          55,555.00          71,429.13            793,650.79

(xi)        Portfolio Yield (Net of Defaulted
              Receivables)                                                                                                   14.46%

(xii)       Reallocated Monthly Principal                                            0.00               0.00                  0.00

(xiii)      Closing Investor Interest (Class A
              Adjusted)                                 800,000,000.00      66,666,000.00      85,714,953.00        952,380,953.00

(xiv)       LIBOR                                                                                                          6.61875%

(xv)        Principal Funding Account Balance                                                                                 0.00

(xvi)       Interest Funding Account Balance                      0.00                                                        0.00

(xvi)       Accumulation Shortfall                                                                                            0.00

(xvii)      Principal Funding Investment Proceeds                                                                             0.00

(xviii)     Principal Investment Funding Shortfall                                                                            0.00

(xix)       Interest Funding Account Investment Proceeds                                                                  2,094.14

(xix)       Available Funds                              12,698,992.31       1,058,064.27       1,360,392.54         15,117,449.11

(xx)        Certificate Rate                                   6.77452%           6.86875%           7.09375%


            By:
                  -------------------------------------------------------------
            Name:  Patricia M. Garvey
            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-3
                                                  Distribution Date: 09/15/2000
                                                        Period Type: Revolving


Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    3,000,000.00         174,711.25         295,878.09          3,470,589.34
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00               0.00                  0.00
          Accrued and Unpaid Interest                                                                                         0.00

(iii)     Collections of Principal Receivables           90,462,357.99       5,139,769.64       7,196,006.48        102,798,134.11

(iv)      Collections of Finance Charge Receivables      10,022,673.63         569,454.91         797,273.32         11,389,401.85

(v)       Aggregate Amount of Principal Receivables                                                               20,932,547,668.82

                         Investor Interest              600,000,000.00      34,090,000.00      47,728,182.00         681,818,182.00
                         Adjusted Interest              600,000,000.00      34,090,000.00      47,728,182.00         681,818,182.00

                                           Series
          Floating Investor Percentage      3.26%                88.00%              5.00%              7.00%               100.00%
          Fixed Investor Percentage         3.26%                88.00%              5.00%              7.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                          ---------
                           Total Receivables                                                                                100.00%

(vii)     Investor Default Amount                         2,793,949.90         158,742.92         222,250.25          3,174,943.07

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     500,000.00          28,408.33          39,773.49            568,181.82

(xi)      Portfolio Yield (Net of Defaulted
            Receivables)                                                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A
            Adjusted)                                   600,000,000.00      34,090,000.00      47,728,182.00        681,818,182.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                 9,522,673.63         541,046.57         757,499.83         10,821,220.03

(xxii)    Certificate Rate                                     6.00000%           6.15000%           7.26875%


          By:
                  --------------------------------------------------
          Name:   Patricia M. Garvey
          Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-5

                                                  Distribution Date: 09/15/2000
                                                        Period Type: Revolving


Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    3,794,217.01         325,509.45         443,659.11          4,563,385.58
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00                                     0.00
          Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)     Collections of Principal Receivables           98,000,887.83       8,166,640.14      10,500,195.67        116,667,723.63

(iv)      Collections of Finance Charge Receivables      10,857,896.43         904,813.57       1,163,357.19         12,926,067.18

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                    Investor Interest                   650,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00
                    Adjusted Interest                   650,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00

                                           Series
          Floating Investor Percentage      3.70%                84.00%              7.00%              9.00%               100.00%
          Fixed Investor Percentage         3.70%                84.00%              7.00%              9.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                          ---------
                            Total Receivables                                                                               100.00%

(vii)     Investor Default Amount                         3,026,779.06         252,228.48         324,300.86          3,603,308.40

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     541,666.67          45,138.33          58,036.27            644,841.27

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A Adjusted)   50,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                10,316,229.76         859,675.23       1,105,320.92         12,281,225.91

(xxii)    Certificate Rate                                     6.77875%           6.97875%           7.46875%


          By:
                  -------------------------------------------------------------
          Name:   Patricia M. Garvey
          Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1998-6

                                                  Distribution Date: 09/15/2000
                                                        Period Type: Revolving

Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    3,850,189.24         332,505.89         459,469.23          4,642,164.36
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00                                     0.00
          Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)     Collections of Principal Receivables           98,000,887.83       8,166,640.14      10,500,195.67        116,667,723.63

(iv)      Collections of Finance Charge Receivables      10,857,896.43         904,813.57       1,163,357.19         12,926,067.18

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                  Investor Interest                     650,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00
                  Adjusted Interest                     650,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00

                                           Series
          Floating Investor Percentage      3.70%                84.00%              7.00%              9.00%               100.00%
          Fixed Investor Percentage         3.70%                84.00%              7.00%              9.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                            -------
                            Total Receivables                                                                               100.00%

(vii)     Investor Default Amount                         3,026,779.06         252,228.48         324,300.86          3,603,308.40

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     541,666.67          45,138.33          58,036.27            644,841.27

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  650,000,000.00      54,166,000.00      69,643,524.00        773,809,524.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                10,316,229.76         859,675.23       1,105,320.92          12,281,225.91

(xxii)    Certificate Rate                                     6.87875%           7.12875%           7.75738%


          By:
                 --------------------------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                                  Distribution Date: 09/15/2000
                                                        Period Type: Revolving

Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    4,377,942.71         377,207.03         534,109.93          5,289,259.67
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00                                     0.00
          Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)     Collections of Principal Receivables          113,077,947.49       9,423,162.29      12,115,494.40        134,616,604.18

(iv)      Collections of Finance Charge Receivables      12,528,342.03       1,044,028.50       1,342,322.36         14,914,692.90

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                 Investor Interest                      750,000,000.00      62,500,000.00      80,357,143.00        892,857,143.00
                 Adjusted Interest                      750,000,000.00      62,500,000.00      80,357,143.00        892,857,143.00

                                         Series
          Floating Investor Percentage    4.27%                  84.00%              7.00%              9.00%               100.00%
          Fixed Investor Percentage       4.27%                  84.00%              7.00%              9.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                           --------
                            Total Receivables                                                                               100.00%

(vii)     Investor Default Amount                         3,492,437.37         291,036.45         374,189.72          4,157,663.54

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     625,000.00          52,083.33          66,964.29            744,047.62

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  750,000,000.00      62,500,000.00      80,357,143.00         892,857,143.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                11,903,342.03         991,945.17       1,275,358.08         14,170,645.28

(xxii)    Certificate Rate                                     6.77875%           7.00875%          7.81875%

          By:
                 --------------------------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-2

                                                Distribution Date: 09/15/2000
                                                      Period Type: Revolving


Section 5.2 - Supplement                                      Class A          Class B           Collateral            Total
------------------------                                      -------          -------           ----------            -----
(i)       Monthly Principal Distributed                           0.00               0.00               0.00                  0.00

(ii)      Monthly Interest Distributed                    2,910,017.36         250,390.96         343,776.02          3,504,184.34
          Deficiency Amounts                                      0.00               0.00                                     0.00
          Additional Interest                                     0.00               0.00                                     0.00
          Accrued and Unpaid Interest                                                                   0.00                  0.00

(iii)     Collections of Principal Receivables           75,385,298.33       6,282,007.68       8,077,096.88         89,744,402.89

(iv)      Collections of Finance Charge Receivables       8,352,228.02         696,007.87         894,892.72          9,943,128.61

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                 Investor Interest                      500,000,000.00      41,666,000.00      53,572,096.00        595,238,096.00
                 Adjusted Interest                      500,000,000.00      41,666,000.00      53,572,096.00        595,238,096.00

                                          Series
          Floating Investor Percentage     2.84%                 84.00%              7.00%              9.00%               100.00%
          Fixed Investor Percentage        2.84%                 84.00%              7.00%              9.00%               100.00%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                          ---------
                            Total Receivables                                                                               100.00%

(vii)     Investor Default Amount                         2,328,291.58         194,021.19         249,462.92          2,771,775.70

(viii)    Investor Charge-Offs                                    0.00               0.00               0.00                  0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions              0.00               0.00               0.00

(x)       Servicing Fee                                     416,666.67          34,721.67          44,643.41            496,031.75

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                              0.00               0.00                  0.00

(xiii)    Closing Investor Interest (Class A Adjusted)  500,000,000.00      41,666,000.00      53,572,096.00         595,238,096.00

(xiv)     LIBOR                                                                                                            6.61875%

(xv)      Principal Funding Account Balance                                                                                   0.00

(xvii)    Accumulation Shortfall                                                                                              0.00

(xviii)   Principal Funding Investment Proceeds                                                                               0.00

(xx)      Principal Investment Funding Shortfall                                                                              0.00

(xxi)     Available Funds                                  7,935,561.36         661,286.20          850,249.31         9,447,096.86

(xxii)    Certificate Rate                                     6.75875%           6.97875%           7.51875%


          By:
                 --------------------------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                                  Distribution Date: 09/15/2000
                                                        Period Type: Revolving

Section 5.2 - Supplement                                                                                               Total
------------------------                                                                                               -----
(i)       Monthly Principal Distributed                           0.00                                                        0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement               4,717,500.00
          Class B Note Interest Requirement                 279,708.54
          Net Class C Note Interest Requirement             387,434.03                                                5,384,642.57

(iii)     Collections of Principal Receivables                                                                      145,630,827.02

(iv)      Collections of Finance Charge Receivables                                                                  16,135,001.14

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                        Investor Interest                                                                           965,910,000.00
                        Adjusted Interest                                                                           965,910,000.00


          Floating Investor Percentage                                                                                        4.61%
          Fixed Investor Percentage                                                                                           4.61%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                           --------
                           Total Receivables                                                                                100.00%

(vii)     Investor Default Amount                                                                                     4,497,840.25

(viii)    Investor Charge-Offs                                                                                                0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                     0.00

(x)       Servicing Fee                                                                                                 804,925.00

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                                                                       0.00

(xiii)    Accumulation Shortfall                                                                                              0.00

(xiv)     Principal Funding Investment Proceeds                                                                               0.00

(xv)      Principal Funding Investment Shortfall                                                                              0.00

(xvi)     Available Investor Finance Charge Collections                                                              15,330,076.14

(xxii)    Note Rate                    Class A                 6.66000%
                                       Class B                 6.95000%
                                       Class C                 7.56875%



          By:
                 -------------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1


                                              Distribution Date: 09/15/2000
                                                    Period Type: Revolving



Section 5.2 - Supplement                                                                                               Total
------------------------                                                                                               -----
(i)       Monthly Principal Distributed                           0.00                                                        0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement               4,384,401.04
          Class B Note Interest Requirement                 375,054.25
          Net Class C Note Interest Requirement             459,466.90                                                5,218,922.20

(iii)     Collections of Principal Receivables                                                                      134,616,582.62

(iv)      Collections of Finance Charge Receivables                                                                  14,914,690.51

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                           Investor Interest                                                                        892,857,000.00
                           Adjusted Interest                                                                        892,857,000.00


          Floating Investor Percentage                                                                                        4.27%
          Fixed Investor Percentage                                                                                           4.27%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                          ---------
                           Total Receivables                                                                                100.00%

(vii)     Investor Default Amount                                                                                     4,157,662.88

(viii)    Investor Charge-Offs                                                                                                0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                     0.00

(x)       Servicing Fee                                                                                                 744,047.50

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                     14.46%

(xii)     Reallocated Monthly Principal                                                                                       0.00

(xiii)    Accumulation Shortfall                                                                                              0.00

(xiv)     Principal Funding Investment Proceeds                                                                               0.00

(xv)      Principal Funding Investment Shortfall                                                                              0.00

(xvi)     Available Investor Finance Charge Collections                                                              14,170,643.01

(xxii)    Note Rate              Class A                       6.78875%
                                 Class B                       6.96875%
                                 Class C                       7.34875%


          By:
                  -----------------------------------------------
          Name:   Patricia M. Garvey
          Title:  Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-2

                                               Distribution Date: 09/15/2000
                                                     Period Type: Revolving


Section 5.2 - Supplement                                                                                               Total
------------------------                                                                                               -----
(i)       Monthly Principal Distributed                           0.00                                                        0.00

(ii)      Monthly Interest Distributed
          Class A Note Interest Requirement               5,207,031.25
          Class B Note Interest Requirement                 446,190.10
          Net Class C Note Interest Requirement             547,212.18                                                6,200,433.54

(iii)     Collections of Principal Receivables                                                                      161,539,989.60

(iv)      Collections of Finance Charge Receivables                                                                  17,897,638.64

(v)       Aggregate Amount of Principal Receivables                                                              20,932,547,668.82

                             Investor Interest                                                                    1,071,429,000.00
                             Adjusted Interest                                                                    1,071,429,000.00


          Floating Investor Percentage                                                                                        5.12%
          Fixed Investor Percentage                                                                                           5.12%

(vi)      Receivables Delinquent (As % of Total
            Receivables)
                        Current                                                                                              96.14%
                        30 to 59 days                                                                                         1.29%
                        60 to 89 days                                                                                         0.88%
                        90 or more days                                                                                       1.69%
                                                                                                                          ---------
                           Total Receivables                                                                                100.00%

(vii)     Investor Default Amount                                                                                     4,989,198.24

(viii)    Investor Charge-Offs                                                                                                0.00

(ix)      Reimbursed Investor Charge-Offs                                                                                     0.00

(x)       Servicing Fee                                                                                                 892,857.50

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                    14.46%

(xii)     Reallocated Monthly Principal                                                                                       0.00

(xiii)    Accumulation Shortfall                                                                                              0.00

(xiv)     Principal Funding Investment Proceeds                                                                               0.00

(xv)      Principal Funding Investment Shortfall                                                                              0.00

(xvi)     Available Investor Finance Charge Collections                                                              17,004,781.14

(xxii)    Note Rate             Class A                        6.71875%
                                Class B                        6.90875%
                                Class C                        7.29875%


          By:
                 -------------------------------------------
          Name:  Patricia M. Garvey
          Title: Vice President